SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       January 19, 2006 (January 12, 2006)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Washington                     0-26542                 91-1141254
(State or Other Jurisdiction    (Commission file number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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

Item 1.01. Entry into a Material Definitive Agreement

Director Compensation

On January 12, 2006, the Compensation Committee of the Redhook Ale Brewery, Incorporated ("the Company") approved several changes to the compensation paid to the non-employee directors of the Company, effective January 1, 2006. Each non-employee director will receive annual compensation of $10,000, which will be paid quarterly. The Chair of each of the Nominating and Governance, Audit, Marketing and Compensation Committees will receive additional annual compensation of $4,000, representing an increase of $1,500 from 2005 compensation, which will be paid following the Annual Meeting of Shareholders. Each Audit Committee member, other than the Chair, will receive an additional annual payment of $1,000.

In addition, on an annual basis, each non-employee director (other than Anheuser-Busch, Incorporated Designated directors) will receive a grant of 3,500 shares of common stock of the Company. The stock grant will be awarded upon a director's election to the Board following the Company's Annual Meeting of Shareholders. The non-employee directors will no longer participate in the 2002 Stock Option Plan.

Executive Officer Compensation

On January 12, 2006, the Company's Compensation Committee approved cash bonuses for services rendered in 2005 to each of the Company's named executive officers, as that term is defined in Item 402(a)(3) of Regulation S-K. The amount of cash bonuses approved by the Compensation Committee is set forth in the table below.

The following table sets forth the 2005 cash bonuses awarded to each of the Company's named executive officers and the 2006 base salaries for each of the Company's named executive officers:

Name                             Title                          2005 Cash Bonus                2006 Salary
----                             -----                          ---------------                -----------

Paul S. Shipman                  Chairman of the Board, Chief   $37,500                        $257,500(1)
                                 Executive Officer

David J. Mickelson               President, Chief Financial
                                 Officer, Chief Operating       $16,500                        $191,580(1)
                                 Officer
Gerald C. Prial                  Vice President - Sales and
                                 Eastern Operations             $10,000                        $165,375

Allen L. Triplett                Vice President - Brewing       $10,000                        $165,375

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(1)  Represents a three percent increase from 2005 salary, retroactive to
     January 1, 2006.

The Company also pays a monthly car allowance. In 2005, the Company made $10,200 in car allowance payments to each of its named executive officers.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REDHOOK ALE BREWERY, INCORPORATED



Dated:  January 19, 2006            By: s/ LORRI L. JONES
                                        ----------------------------------------
                                           Lorri L. Jones
                                           Principal Accounting Officer


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